Exhibit 99.1

Cutera Appoints Sheila Hopkins to its Board of Directors

BRISBANE, Calif., -- (BUSINESSWIRE) –May 17, 2021 – Cutera, Inc. (NASDAQ: CUTR) (“Cutera” or the “Company”), a leading provider of energy-based aesthetic systems for practitioners worldwide, today announced that Sheila Hopkins will be joining its Board of Directors, effective immediately.

“Sheila is an outstanding addition to our Board,” commented J. Daniel Plants, Chairman of Cutera. “She is an accomplished executive with a keen strategic mind, which will be invaluable to the Company as Cutera enters the next phase of growth and evolution. We all look forward to working with Sheila.”

“This is an exciting time to join the Cutera team given the Company’s growth plans,” said Ms. Hopkins. “I look forward to bringing my experience to the Board and helping solidify Cutera’s position as a global leader in the aesthetics space.”

Dave Mowry, Chief Executive Officer of Cutera, added: “I am thrilled to welcome Sheila to the Cutera Board. Her broad commercial experience at multinational organizations will benefit Cutera as we continue to expand our portfolio and pursue additional growth opportunities across our global footprint.”

Ms. Hopkins currently serves on the Board of Directors of Prestige Consumer Healthcare and was previously a director of Warnaco, Inc. She served as Executive Vice President and President, Global Vision Care, for Bausch + Lomb from 2011 until her retirement in 2013. Prior to that, she spent 14 years at Colgate-Palmolive, where she held several senior management positions including Vice President and General Manager, Personal Care, and Vice President, Global Business Development. She has also held senior marketing and sales positions at Procter & Gamble and Tambrands.

Ms. Hopkins earned her Bachelor of Arts in History from Wellesley College.

About Cutera

Brisbane, California-based Cutera is a leading provider of laser and other energy-based aesthetic systems for practitioners worldwide. Since 1998, Cutera has been developing innovative, easy-to-use products that enable physicians and other qualified practitioners to offer safe and effective aesthetic treatments to their patients. For more information, call 1-888-4CUTERA or visit www.cutera.com.

Safe Harbor Statement

Certain statements in this press release, other than purely historical information, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements include, but are not limited to, Cutera’s plans, objectives, strategies, financial performance and outlook, CFO search, product launches and performance, trends, prospects or future events and involve known and unknown risks that are difficult to predict. As a result, our actual financial results, performance, achievements or prospects may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “seek,” “guidance,” “predict,” “potential,” “likely,” “believe,” “will,” “should,” “expect,” “anticipate,” “estimate,” “plan,” “intend,” “forecast,” “foresee” or variations of these terms and similar expressions, or the negative of these terms or similar expressions. Forward-looking statements are based on management's current, preliminary expectations and are subject to risks and uncertainties, which may cause Cutera's actual results to differ materially from the statements contained herein. These statements are not guarantees of future performance, and stockholders should not place undue reliance on forward-looking statements. There are a number of risks, uncertainties and other important factors, many of which are beyond our control, that could cause our actual results to differ materially from the forward-looking statements contained in this press release, including those described in the “Risk Factors” section of Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, the Registration Statement on Form S-8 and other documents filed from time to time with the United States Securities and Exchange Commission by Cutera. All information in this press release is as of the date of its release. Accordingly, undue reliance should not be placed on forward-looking statements. Cutera undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date they were made, or to reflect the occurrence of unanticipated events. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Contact:

Cutera, Inc.
Anne Werdan
Director, Investor Relations
415-657-5500
awerdan@cutera.com